UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2008

                                   Averox Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                    000-28867                    88-0407936
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

Suite No. 7, Ground Floor, Evacuee Trust Complex,
   Agha Khan Road., F 5/1 Islamabad, Pakistan
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code +92 51 2878091-93


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On August 5, 2008, Averox Pvt. Ltd ("Averox"), a subsidiary of Averox Inc., (the "Company"), entered into a purchase agreement (the "Purchase Agreement") with Provisus Ltd, a limited liability company organized and existing under the laws of the United Kingdom ("Provisus"). Provisus is owned by Salman Mahmood, Averox's controlling shareholder.

      Pursuant to the terms of the Purchase Agreement, Averox acquired all tangible and intangible assets of Provisus, including, but not limited to: (i) Provisus software, service activation and provisioning, (ii) Provisus's trademark, website and marketing materials, and (iii) intellectual proprietary rights, source code of core module and all developed modules as of August 5, 2008. In exchange for the Provisus Assets, Provisus acquired Averox's contingent claims for commissions due from five companies. The aggregate amount of the contingent claims cannot be determined at this time as no information regarding commissions has been received. If Provisus collects more than $500,000 from the disputed accounts, Provisus will pay seventy-five percent (75%) of such excess to Averox after deducting its legal costs.

      In addition to the transfer of the claims, under the terms of the Purchase Agreement, Averox will pay Provisus (i) in perpetuity a royalty equal to twenty percent (20%) of all revenue generated from the sale of Provisus software and services in excess of $5 million dollars in revenues in the aggregate, and (ii) either (x) $1 million dollars in cash on the first anniversary of the date of the Purchase Agreement or (y) shares of the Company's common stock if no cash is available after one year valued at $5 million based upon the then current market price of Averox's shares.

      The Purchase Agreement is attached as Exhibit 99.1 herein and is incorporated by reference into this Item 1.01.

      The description of the transactions contemplated by the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

      99.1 Purchase Agreement, dated as of August 5, 2008, between the Company and Provisus Ltd.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVEROX INC.


Date: August 5, 2008                     By: /s/ Salman Mahmood
                                             -----------------------------------
                                         Name:   Salman Mahmood
                                         Title:  Chairman of the Board and Chief
                                                 Executive Officer,
                                                 (Principal Executive Officer)


                                       -3-